SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]


      Check the appropriate box:

      [ ]  Preliminary Proxy Statement        [X]  Definitive Proxy Statement
      [ ]  Definitive Additional Materials    [ ]  Soliciting Materials
      [ ]  Confidential, for use of the            Pursuant to S.240.14a-11(c)
           Commission Only (as permitted           or S.240.14a-12
           by Rule 14a-6(e)(2))


                            American Eco Corporation
        -----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


        -----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement, if other than
                                   Registrant)


          Payment of Filing Fee (Check the appropriate box):

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               14a-6(i)(1) and 0-11.

               1)  Title of each class of securities to which transaction applies:
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               2)  Aggregate number of securities to which transaction
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               3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):

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                                  --------------------------------------

          [ ]  Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for
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               1)  Amount Previously Paid:
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               3)  Filing Party:
                                ----------------------------------------

               4)  Date Filed:
                              ------------------------------------------

                            AMERICAN ECO CORPORATION
              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Shareholders (the "Meeting") of American Eco Corporation (the "Corporation") will be held at Royal York Hotel, Toronto, Ontario, on Thursday, May 20, 1999 at 4:00 in the afternoon (Toronto time), for the following purposes:

(a) To receive and consider the annual report of management to the shareholders and the consolidated financial statements of the Corporation for the year ended November 30, 1998 and the report of the auditors thereon;

(b)  To elect directors of the Corporation for the ensuing year;

(c) To appoint PricewaterhouseCoopers L.L.P., Certified Public Accountants, as auditors of the Corporation for the current year and to authorize the directors to fix their remuneration;

(d) To consider and if deemed advisable, approve and confirm with or without variation, a resolution of the directors of the Corporation amending the Corporation's stock option plan;

(e) To consider and if deemed advisable, pass with or without variation, a resolution authorizing the Corporation to enter into private placement agreements with arm's length subscribers during the ensuing 12 month period; and

(f) To transact such other business as may properly come before the Meeting or any adjournments thereof.

This notice is accompanied by a form of proxy, a management information circular and the consolidated financial statements of the Corporation for the year ended November 30, 1998.

Shareholders who are unable to attend the Meeting are requested to complete, date, sign and return the enclosed form of proxy so that as large a representation as possible may be had at the Meeting.

The Board of Directors has fixed the close of business on April 15, 1999 as the record date for the determination of holders of common shares entitled to notice of the Meeting and any adjournments thereof.

The Board of Directors has by resolution fixed the close of business on the second business day preceding the day of the Meeting (excluding Saturdays, Sundays and holidays) and any adjournments thereof as the time before which proxies to be used or acted upon at the Meeting or any adjournments thereof shall be deposited with the Corporation or its transfer agent.

DATED at Houston, Texas this 16th day of April, 1999.

                                              By Order of the Board of Directors



                                              /s/ J.C. Pennie
                                              ----------------------------------
                                              J.C. PENNIE
                                              Chairman of the Board

                            AMERICAN ECO CORPORATION

                         MANAGEMENT INFORMATION CIRCULAR


SOLICITATION OF PROXIES

     THIS MANAGEMENT INFORMATION CIRCULAR (THE "CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF AMERICAN ECO CORPORATION (THE "CORPORATION") FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") OF THE CORPORATION TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING. References in this Circular to the Meeting include any adjournment or adjournments thereof. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally by officers and regular employees of the Corporation.

APPOINTMENT AND REVOCATION OF PROXIES

     The persons named in the enclosed form of proxy are directors and/or officers of the Corporation. A shareholder desiring to appoint some other person, who need not be a shareholder, to represent him at the Meeting, may do so by inserting such person's name in the blank space provided in the enclosed form of proxy or by completing another proper form of proxy and, in either case, depositing the completed proxy at the registered office of the Corporation or the Corporation's transfer agent indicated on the enclosed envelope not later than 48 hours (exclusive of Saturdays, Sundays and holidays) before the time of the Meeting.

     The board of directors (the "Board") of the Corporation has fixed April 15, 1999 as the record date, being the date for the determination of the registered holders of securities entitled to receive notice of the Meeting and entitled to vote at the Meeting, except that a transferee of common shares acquired after the record date shall be entitled to vote the transferred common shares at the Meeting if he produces properly endorsed certificates for such common shares or otherwise establishes that he owns such common shares and demands by written request, delivered to the Corporation's transfer agent, CIBC Mellon Trust Company, no later than ten days before the Meeting, that his name be included in the list of shareholders entitled to vote at the Meeting.

     A shareholder forwarding the enclosed proxy may indicate the manner in which the appointee is to vote with respect to any specific item by checking the appropriate space. If the shareholder giving the proxy wishes to confer a discretionary authority with respect to any item of business then the space opposite the item is to be left blank. The shares represented by the proxy submitted by a shareholder will be voted in accordance with the directions, if any, given in the proxy.

     A proxy given pursuant to this solicitation may be revoked by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his attorney authorized in writing, and deposited either at the registered office of the Corporation or its transfer agent at any time up to and including the last business day preceding the date of the Meeting or with the Chairman of the Meeting on the day of the Meeting or in any other manner permitted by law.

EXERCISE OF DISCRETION BY PROXIES

     The persons named in the enclosed form of proxy will vote the shares in respect of which they are appointed in accordance with the direction of the shareholders appointing them. IN THE ABSENCE OF SUCH DIRECTION, SUCH SHARES WILL BE VOTED IN FAVOR OF THE PASSING OF ALL THE RESOLUTIONS DESCRIBED BELOW. THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. At the time of printing this Circular, management knows of no such amendments, variations or other matters to come before the Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgment of the named proxies.

     The affirmative vote of a majority of the common shares represented in person or by proxy at the Meeting is required for the election of directors, the appointment of the auditors and the approval of the proposed resolutions.

SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As at April 15, 1999, 21,710,180 common shares of the Corporation were issued and outstanding. Each common share entitles the holder thereof to one vote on all matters to be acted upon at the Meeting.

     To the knowledge of the directors and officers of the Corporation, no person, firm or corporation beneficially owns, directly or indirectly, or exercises control or direction over voting securities of the Corporation carrying more than 5% of the voting rights attached to any class of voting securities of the Corporation. As at April 15, 1999, the directors beneficially owned an aggregate of 527,240 common shares, or approximately 2.4% of the outstanding shares.

STATEMENT OF EXECUTIVE COMPENSATION

     The following table presented in accordance with Ontario Regulation 638/93 made under the Securities Act, Ontario sets forth all annual and long term compensation for services in all capacities to the Corporation and its subsidiaries for the fiscal year ended November 30, 1998 to the extent required by the Regulation in respect of each of the individuals who were Executive Officers of the Corporation, as that term is defined therein (the "Named Executive Officers"). Disclosure of compensation is provided for comparative purposes notwithstanding that such disclosure is not required where such Named Executive Officer received salary and bonuses totalling less than $100,000. All dollar amounts information in this table and elsewhere herein is presented in U.S. dollars, unless otherwise indicated. Specific aspects of the compensation of the Named Executive Officers are dealt with in further detail in subsequent tables.

                                            SUMMARY COMPENSATION TABLE
                                                                                     LONG-TERM        ALL OTHER
                                                ANNUAL COMPENSATION                 COMPENSATION     COMPENSATION
                                   -----------------------------------------------  ------------     ------------
                                                                                     SECURITIES
                                                                 OTHER ANNUAL        UNDERLYING
   NAME AND POSITION       YEAR      SALARY ($)    BONUS ($)   COMPENSATION ($)     OPTIONS (#)
   -----------------       ----      ----------    ---------   ----------------     -----------
Michael E. McGinnis        1998      300,000  (1)           0         11,676  (2)       40,000                0
Chairman of the Board,     1997      279,166  (1)           0         10,885  (2)      150,000                0
President and              1996      252,276  (1)           0          6,439  (2)       20,000                0
Chief Executive
Officer

Frank J. Fradella          1998       125,577         168,912          4,000  (2)          -0-                0
President(3)

David L. Norris            1998      151,443  (1)           0          5,709  (2)          -0-          89,250 (6)
Senior Vice President      1997      161,538                           4,900  (2)       70,000                0
and Chief Financial        1996            0                0               0           25,000
Officer (4)

Bruce D. Tobecksen         1998       186,115               0          6,000  (2)       75,000          750,000 (6)
Vice President and
Treasurer(5)

J. C. Pennie               1998            0                0        303,000  (7)       40,000                0
Vice-Chairman              1997            0                0        112,885  (7)      100,000                0
of the Board               1996            0                0        109,140  (7)            0                0

---------------------
(1) Includes $1,056, $1,600 and $1,138 of deferred compensation contributed by the Corporation to Mr. McGinnis' 401(k) Plan in fiscal 1998, 1997 and 1996, respectively, and includes $1,916 of deferred compensation contributed by the Corporation to Mr. Norris' 401(k) Plan in fiscal 1998.
(2)  Represents automobile lease payments paid by the Corporation.
(3) Mr. Fradella served as President from July 1998 to December 1998 and remained as a consultant through January 1999.
(4) Mr. Norris became an employee in August 1996. From August 1996 to February 1997, he had been an executive officer of US Industrial Services, Inc. ("USIS"), a subsidiary of the Corporation, and the Corporation reimbursed USIS for compensation amounts paid by USIS to Mr. Norris. Mr. Norris resigned in July 1998.
(5) Mr. Tobecksen became Vice-President and Treasurer in January 1998 and was terminated in September 1998. (6) Represents severance payment pursuant to his employment agreement. (7) Represents fees paid to Windrush Corporation, 50% of which is owned by Mr. Pennie, for executive and secretarial services for the Corporation's Toronto office.

LONG-TERM COMPENSATION PLANS

OPTIONS GRANTS IN 1998

     The following table provides information with respect to stock options granted to the Named Executive Officers during fiscal 1998 under the terms of the Corporation's stock option plan.

                                                                                   MARKET VALUE
                                                   % OF TOTAL                      OF SECURITIES
                                  SECURITIES         OPTIONS                        UNDERLYING
                                     UNDER         GRANTED TO                     OPTIONS ON THE
                                    OPTIONS       EMPLOYEES IN    EXERCISE PRICE   DATE OF GRANT
NAME                              GRANTED (#)    FINANCIAL YEAR       (CDN$)          (CDN$)       EXPIRATION DATE
----                              -----------    --------------       ------          ------       ---------------
Michael E. McGinnis                  40,000             5.6%            9.75          390,000          6/18/03
Frank J. Fradella                       -0-               --              --            --                --
David L. Norris                         -0-               --              --            --                --
Bruce D. Tobecksen                   75,000            10.5%      9.75-16.50        1,068,750          9/25/99
J.C. Pennie                          40,000             5.6%            9.75          390,000          6/18/03

Options Exercised and Aggregate Remaining

     The following table provides information with respect to stock options exercised by the Named Executive Officers during the fiscal year ended November 30, 1998 and the balance of stock options remaining after such exercises.

                                                                       NUMBER OF SECURITIES
                                                                            UNDERLYING        VALUE OF UNEXERCISED
                                                                       UNEXERCISED OPTIONS     IN-THE-MONEY STOCK
                                                                            AT FISCAL          OPTIONS AT FISCAL
                                                                           YEAR-END (#)         YEAR-END (CDN$)
                                                                      ----------------------------------------------
                               SECURITIES
                                ACQUIRED
                                  UPON                                     EXERCISABLE/           EXERCISABLE/
          NAME                EXERCISE(#)       VALUE REALIZED (US$)      UNEXERCISABLE          UNEXERCISABLE
          ----                -----------       --------------------      -------------          -------------
Michael E. McGinnis            100,000(1)             $421,431            80,000/130,000              0/0
Frank J. Fradella                  0                     --               30,000/20,000               0/0
David L. Norris                    0                     --               33,000/52,000               0/0
Bruce Tobecksen                    0                     --                 75,000/-0-                0/0
J.C. Pennie                        0                     --               48,000/92,000               0/0

-----------------------------------
(1) Options exercised to provide shares to offset margin calls, which margin calls resulted in losses to Mr. McGinnis.

OTHER COMPENSATION MATTERS

     There were no long-term incentive awards made to Named Executive Officers of the Corporation during the fiscal year ended November 30, 1998.

     The  Corporation  has instituted for its US branch  employees a 401(k) Plan
that  enables  its   employees  to  save  for   retirement   with  tax  deferred
contributions. The Plan may be summarized as follows:

     Employees become eligible to participate upon attaining age 21 and completing six months of service. Employees may elect to defer between 1% and 15% of their current compensation into the Plan, subject to an IRS limitation of a maximum of 15% of their annual compensation (up to the first $160,000 of annual compensation) or $10,000, whichever is lower. The Corporation may make a contribution to the Plan, known as a 401(k) matching contribution, on behalf of those participants who have made salary deferral contributions. The Corporation's contribution, if any, will be an amount not to exceed 50% of the first 4% and if any matching 401(k) contributions remain, they will be allocated to each such participant in an amount not to exceed 50% of the next 4% of their compensation contributed as salary deferral contributions. The Corporation may make a profit sharing contribution to the Plan for all participants. The amount of these contributions, if any, will be determined by the Board. The employees' share of the Corporation's profit sharing contribution will be allocated to their accounts based on the ratio that their compensation bears to the total compensation of all participants eligible for a share of such contribution.

     During the fiscal year 1998, the Corporation's matching contribution under the 401(k) Plan for Mr. McGinnis was $1,056.

EMPLOYMENT CONTRACTS

     The Corporation and Michael E. McGinnis have entered into an employment agreement pursuant to which Mr. McGinnis receives an annual base salary of
$300,000, an automobile allowance of $750 per month plus any operating and maintenance expenses associated with such vehicle, and is entitled to participate in an annual bonus program determined by the level of basic earnings per share of the Corporation for each fiscal year of the term of the employment agreement. The agreement provides for up to five years compensation if he is terminated without cause, or upon his death or disability, subject to certain limitations. The employment agreement terminates on May 1, 2002.

     The Corporation and David L. Norris entered into a three year employment agreement effective May 1, 1997 pursuant to which Mr. Norris was to be paid an annual base salary of $225,000, an automobile allowance of $750 per month plus any operating and maintenance expenses associated with such vehicle, and to participate in an annual bonus program determined by the level of basic earnings per share of the Corporation for each fiscal year of the term of the employment agreement. The agreement provided for up to three years compensation if Mr. Norris was terminated by the Corporation without cause subject to certain limitations. Mr. Norris' employment terminated on July 21, 1998, and upon termination Mr. Norris received $89,250 for acting as a consultant to the Corporation.

     The Corporation and Bruce D. Tobecksen entered into a three year employment agreement effective January 1, 1998 pursuant to which Mr. Tobecksen was to receive an annual base salary of $250,000, an automobile allowance of $750 per month plus any operating and maintenance expenses associated with such vehicle, and be entitled to participate in an annual bonus program determined by the level of basic earnings per share of the Corporation for each fiscal year of the term of the employment agreement. The agreement provided for up to three years compensation if Mr. Tobecksen was terminated by the Corporation without cause subject to certain limitations. Mr. Tobecksen's employment with the Corporation terminated as of September 25, 1998. Pursuant to a Termination Agreement, he received a lump sum payment of $750,000, his options to purchase 75,000 common shares became fully vested and exercisable for one year and his benefits were to be continued through the earlier of (i) December 31, 2000 or (ii) the date on which he became eligible for comparable benefits by reason of subsequent employment.

COMPOSITION OF THE COMPENSATION COMMITTEE AND AUDIT COMMITTEE

     Messrs. William A. Dimma and Donald R. Getty comprised the Corporation's Compensation Committee during fiscal 1998. None of the members of the Compensation Committee performed similar functions with other public companies during fiscal 1998 other than Mr. Dimma who serves on the compensation committee of several other companies. Francis J. Sorg, Jr. had served on the Compensation Committee and the Audit Committee until his resignation as a director in July 1998.

     Messrs. Barry Cracower and William A. Dimma comprised the Corporation's Audit Committee during 1998.

REPORT ON EXECUTIVE COMPENSATION

     It is the responsibility of the Compensation Committee to determine the level of compensation in respect of the Corporation's senior executives with a view to providing such executives with a competitive compensation package having regard to performance. Performance is defined to include achievement of the Corporation's strategic objective of growth and the enhancement of shareholder value through increases in the stock price resulting from a stronger balance sheet and increased earnings.

     Compensation for executive officers is composed primarily of three components; namely, base salary, performance bonuses and the granting of stock options. Performance bonuses are considered from time to time having regard to the above referenced objectives.

     In establishing the levels of base salary, the award of stock options and performance bonuses, the Compensation Committee takes into consideration individual performance, responsibilities, length of service and levels of compensation provided by industry competitors.

     The   Compensation   Committee  is  also   responsible  for  reviewing  the
Corporation's manpower and succession plans to ensure that adequate plans are in place.

COMPENSATION OF DIRECTORS

     The directors of the Corporation who are not otherwise employees or consultants of the Corporation receive CDN$20,000 per year. In addition, the directors of the Corporation receive CDN$1,000 per Board or committee meeting attended and all reasonable expenses incurred by the directors in respect of their duties are reimbursed by the Corporation. None of the directors of the Corporation receives compensation in his capacity as a director pursuant to any other arrangement or in lieu of any standard arrangement except through the granting of stock options.

     During fiscal 1998, Hon. Donald R. Getty performed various consulting and advisory services for the Corporation on the two projects for which he received fees in the aggregate amount of $38,500.

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

     In August 1998, the Board of Directors authorized the Corporation to loan up to $100,000 to each Director for the purpose of using the proceeds to purchase the Corporation's Common Shares in the open market. These loans are to be repaid in three years, bear interest at the rate of 9-5/8% per annum, and are unsecured. Messrs. Fradella, Getty and Pennie each took a loan for $100,000 and Mr. Cracower took a loan for $50,000. As of November 30, 1998, the following Director loans were outstanding: Mr. Fradella - $102,874, Mr. Getty - $102,847, Mr. Pennie - $102,874 and Mr. Cracower - $51,437.

     During fiscal 1997, the Corporation loaned $84,100 to Michael E. McGinnis for the purpose of purchasing Common Shares of the Corporation in the open market. The loan increased his indebtedness to the Corporation to $630,057. The loan was to mature on May 7, 1998, and the maturity was extended to May 31, 1999, bearing interest at the rate of 10.0% per annum and is collateralized by the purchased shares. The outstanding balance of the loan, including interest, as of November 30, 1998 was $687,502.

     In May 1997, the Corporation loaned $305,000 at 8.5% interest per annum to David L. Norris for the purchase of a home in connection with his relocation to the Corporation's headquarters in Houston, Texas. The loan was to mature in May 1998 and was extended to February 1, 2003, and is unsecured. The outstanding balance of the loan, including interest, as of November 30, 1998 was $319,806.

     In June 1997, the Corporation loaned $60,105 to J. C. Pennie. The loan was to mature in June 1998, and was extended to May 31, 1999 bears interest at the rate of 8.5% per annum and is unsecured. The outstanding balance of the loans, including interest, as of November 30, 1998 was $64,878.

     In September 1998, the Corporation loaned $100,000 to Besim Halef, an executive officer, repayable over three years with prepayments from future bonuses, together with interest at the rate of 6% per annum.

TRANSACTIONS WITH MANAGEMENT OR AFFILIATES OF MANAGEMENT

     Pursuant to an agreement between the Corporation and Windrush Corporation ("Windrush"), dated December 1, 1997, Windrush receives a fee of $10,000 per month in consideration for executive services for administration, strategic and marketing planning provided to the Corporation plus fees which are negotiated on a project-by-project basis for other specific services rendered. This agreement expires on December 1, 2002, and has a five-year renewable term. J.C. Pennie, the Chairman of the Board of Directors of the Corporation, owns 50% of Windrush.

     As of August 31, 1997, the Corporation sold its subsidiaries Eco Environmental Inc. and Environmental Evolutions Inc. to Eurostar Interests Ltd. ("Eurostar") for an aggregate purchase price of $11.0 million payable in a one-year promissory note (the "EcoNote"), which was to be collateralized by all of the capital stock of Eurostar. Eurostar assigned its interest in Eco Environmental and Environmental Evolutions to UKStar (Canada) Inc. ("UKStar"), which in turn transferred its interest in Eco Environmental and Environmental Evolutions to Eco Technologies International Inc. ("ETI"), a Canadian company. UK Star owns 85.5% of ETI. Windrush owns 3.2% of UKStar's parent company and 1.4% of ETI. From January 15, 1999 until March 31, 1999, Mr. Pennie served as the Secretary of UKStar. From April 27, 1998 until March 31, 1999, Mr. Pennie was the Chairman of ETI, and Barry Cracower, a director of the Corporation, was a director of ETI. In February 1998, UKStar paid $603,000 to the Corporation for reimbursement of monies advanced by the Corporation for the operating expenses of Eco Environmental and Environmental Evolutions from September 30, 1997 to November 30, 1997. In October 1998, UKStar paid $3.0 million on the Eco Note, and the remaining $9,313,975 is to be repaid on September 30, 2000 with quarterly interest installments of $227,028, which obligations are collateralized by 500,000 shares of ETI Common Stock and a $3.0 million performance bond.

     In July 1998, a subsidiary of the Corporation entered into a 15 year lease for an office, shop and warehouse in Edmonton, Alberta from a company in which Donald R. Getty, a director of the Corporation, is President and has a 25% interest. The annual lease payments are $474,000. Management believes the lease terms are at commercially reasonable rates.

ELECTION OF DIRECTORS [PROPOSAL 1]

     Five directors will be elected at the Meeting. Each nominee currently serves as a member of the Board. Management does not contemplate that any of the nominees will be unable to serve as a director but if that should occur for any reason prior to the Meeting, it is intended that discretionary authority shall be exercised by the persons named in the enclosed form of proxy to vote the proxy for the election of any other person or persons in place of any nominee or nominees unable to serve. The term of office of each of the following proposed nominees will expire at the next meeting of shareholders of the Corporation when a successor is duly elected or appointed unless his office is earlier vacated in accordance with the Corporation's by-laws. The information as to the shares of each nominee beneficially owned, or over which control is exercised, has been furnished by the respective nominee.

     The following table sets forth certain information pertaining to the persons proposed to be nominated for election as directors.

============================================================================================================
                                                                                        NUMBER OF SHARES
                                                                                       BENEFICIALLY OWNED,
                                                                                           DIRECTLY OR
                                                                                       INDIRECTLY, OR OVER
                                                                                        WHICH CONTROL OR
                                                    POSITION WITH      YEAR FIRST         DIRECTION IS
           NAME              PRINCIPAL OCCUPATION  THE CORPORATION  BECAME A DIRECTOR    EXERCISED *(1)
============================================================================================================
Barry Cracower              President, Pharmx      Director         1992 to 1993 and        82,000(4)
                            Rexall Drug Stores,                           1997
                            Ltd.
------------------------------------------------------------------------------------------------------------
William A. Dimma            Chairman of the        Director               1997              68,000(4)
                            Board, Swiss
                            Reinsurance Company
                            Canada Ltd.
------------------------------------------------------------------------------------------------------------
Hon. Donald R. Getty(3)     President, Sunnybank   Director               1997              93,000(4)
                            Investments Ltd.
------------------------------------------------------------------------------------------------------------
Michael E. McGinnis         President and Chief    President and          1993             188,840(2)
                            Executive Officer of   Chief Executive
                            the Corporation        Officer
------------------------------------------------------------------------------------------------------------
J. C. Pennie                Chairman of the        Chairman of the        1992              95,400(3)
                            Corporation and        Board
                            President of Windrush
                            Corporation
============================================================================================================

*Unless otherwise indicated, all persons have sole voting and investment power over the common shares.

(1) Unless otherwise indicated, the Corporation has been advised that each person above has sole voting and investment power over the common shares indicated above. The number of common shares beneficially owned includes common shares which each beneficial owner has the right to acquire within 60 days of April 15, 1999.
(2)  Includes 114,000 common shares underlying stock options.
(3) Includes (i) 68,000 common shares underlying stock options, (ii) 700 common shares owned by his wife and (iii) 26,700 common shares owned by a corporation of which he is a 50% owner.
(4)  Includes 68,000 common shares underlying stock options.

     BARRY CRACOWER (age 60) has been a director of the Corporation since December 1996. Mr. Cracower has been the President of Pharmx Rexall Drug Stores Ltd., a drug store chain based in Concord, Ontario, since 1990. Prior to 1990, he held senior executive positions at several major Canadian corporations. Mr. Cracower served on the Board of Directors of the predecessor corporation to the Corporation, ECO Corp., in 1992 during its restructuring. He also is as a director of Algonquin Mercantile Corporation, a Canadian company.

     WILLIAM A. DIMMA (age 70) has been a director of the Corporation since January 1997. Mr. Dimma has served as the Chairman of the Board of Canadian Business Media Ltd since 1992, and York University since 1991. For more than five years through 1993, Mr. Dimma served as the Deputy Chairman and also as the President and Chief Executive Officer of Royal LePage Limited, a Canadian real estate company. In addition to the companies mentioned above, Mr. Dimma is a director of the Greater Toronto Airport Authority, Magellan Aerospace Corporation, IPL Energy Inc., a pipeline and gas distribution company, London Life Insurance Company, Sears Canada Inc. and Trilon Financial Corporation, a financial services company.

     HON. DONALD R. GETTY (age 65) has been a director of the Corporation since January 1997. Mr. Getty has been the President and Chief Executive Officer of Sunnybank Investments Ltd., an investment and consulting company located in Edmonton, Alberta, since December 1992. Mr. Getty has held elected and appointive offices in Canadian government, most recently as the Premier of the Province of Alberta from 1985 to 1992 and as the Minister of Energy and Natural Resources for the Provincial Government of Alberta between 1971 and 1979. Mr. Getty currently serves on the boards of directors of Guyanor Resources S.A., a mining company in French Guyana; and Nationwide Resources, Mera Petroleum, an oil and gas company, Cen Pro Technologies, an engineering company and Eclipse Investments, all located in Canada. Mr. Getty is also a director and Vice Chairman of the Alberta Racing Corporation, which is responsible for all forms of horse racing in Alberta, Canada.

     MICHAEL E. MCGINNIS (age 49) has been the Chief Executive Officer of the Corporation since 1993, the President since December 1998 having served as President from 1993 to July 1998, a director since 1994 and was Chairman from May 1997 to December 1998. He was the President and Chief Executive Officer of Eco Environmental, when it was acquired by the Corporation in 1993. Prior to joining Eco Environmental, in 1992, Mr. McGinnis was employed with The Brand Companies, Inc., one of the largest asbestos abatement contractors in the United States. Mr. McGinnis joined The Brand Companies in 1965 and served in various operational and administrative capacities for over 27 years. Mr. McGinnis has been a director of USIS since February 1996, having served as its Chairman of the Board from June 1996 to October 1997, and was President of USIS from March 1996 to August 1996.

     J.C. PENNIE (age 59) has been a director of the Corporation since February 1992, the Chairman of the Board of Directors since December 1998 and was the Vice-Chairman from October 1993 to December 1998. Mr. Pennie served as the Corporation's President and Chief Executive Officer in 1992 in order to execute the downsizing and reorganization of the Corporation. Prior to joining the Corporation, Mr. Pennie was a business consultant with over 25 years of experience in assisting turnaround and start-up companies. He is the Chairman of Imark Corporation, a Canadian company.

STATEMENT OF CORPORATE GOVERNANCE PRACTICE

     In accordance with the disclosure requirements of The Toronto Stock Exchange (the "TSE") and using the corporate governance guidelines set out in
Section 474 of the TSE Company Manual as a reference, the Board has adopted the following statement of corporate governance practices:

     The Board implicitly and explicitly acknowledges its responsibility for the stewardship of the Corporation:

(i) The Board participates in strategic planning as the acceptor and/or adopter of the strategic plans proposed and developed by management. The strategic planning process has been the responsibility of management. The Board will undertake periodic reviews of the strategic planning process.

(ii) The Board has considered and in its deliberations considers the principal risks of the Corporation's business and receives periodic reports from management of the Corporation's assessment and management of those risks.

(iii)The Board has, from time to time, considered succession issues and takes responsibility for appointing and monitoring officers of the Corporation.

(iv) The Board has discussed and considered how the Corporation communicates with its various shareholders and periodically reviews and approves the Corporation's communications with the public but has no formal communications policy.

(v) The Board, directly and through its Audit Committee, assesses the integrity of the Corporation's internal control and management information systems.

     Given the extensive experience of senior management of the Corporation in the Corporation's principal business, it has not been necessary for the Board to encourage senior management to participate in appropriate professional and personal development activities, courses and programs. However, the Board does support management's commitment to the training and development of all permanent employees.

     The Board currently comprises five members of whom three are unrelated directors. The Board has considered the relationship of each current director. Two current directors, namely J. C. Pennie and Michael E. McGinnis, are related by virtue of their positions in the Corporation. Messrs. Cracower, Dimma and Getty who are currently directors of the Corporation, are unrelated.

     The Board has not constituted a formal nominating committee to be responsible for proposing new nominees to the Board and for assessing directors on an ongoing basis. Nominations for the Board have been the result of recruitment efforts by several directors and have been discussed informally with several directors before being brought to the Board as a whole.

     The Corporation has combined the Corporate Governance Committee and the Audit Committee. The Corporate Governance Committee expressly assumes responsibility for developing the Corporation's approach to governance issues and is responsible for the responses to governance guidelines. The Corporation has not developed position descriptions for the Chairman of the Board and the Chief Executive Officer. Any responsibility which is not delegated to management or a Board committee remains with the Board.

     Board members who are not otherwise employees or consultants are presently compensated on the basis of CDN$20,000 per year, paid quarterly. Board members receive CDN $1,000 per meeting and all reasonable expenses incurred by them in respect of their duties are reimbursed by the Corporation. In addition, Board members have been granted stock options under the Corporation's stock option plan.

     The Board has functioned, and is of the view that it can continue to function, independently of management, as required. The Board has not appointed a chair of the Board who is an unrelated director. However, unrelated directors are free to add items to agendas or to request the calling of Board meetings where deemed necessary and all members of the Board are invited to raise issues not on the agenda at Board meetings.

     The Board has not met without management present. If the Board believed it was appropriate and meaningful it would formalize the process by which the Board would meet without management and for handling the Board's overall relationship with management.

     The Audit  Committee is currently  composed of two directors,  both of whom
are  unrelated.   The  Compensation  Committee  is  currently  composed  of  two directors, both of whom are unrelated.

     The Audit Committee's mandate includes a review of the annual and quarterly financial statements, material investments and transactions that could materially affect the financial position of the Corporation. The Audit Committee establishes and monitors procedures to resolve conflicts of interest and reviews audit and financial matters. Through meetings with external auditors and senior management, the Audit Committee discusses, among other things, the effectiveness of internal control procedures established for the Corporation.

     The Board has not constituted a committee comprised exclusively of outside directors, a majority of whom are unrelated directors, to assess the effectiveness of the Board as a whole, the committees of the Board and the contribution of individual directors. This task has been assigned to the Audit Committee.

     The Corporation does not have a formal process of orientation and education for new members of the Board. This process is handled informally by members of the Board.

PERFORMANCE GRAPH

     The performance graph compares the total cumulative shareholder return for $100 invested in common shares of the Corporation during the period from December 1, 1993 through November 30, 1998 with the cumulative total return of The Toronto Stock Exchange 300 Company Index and publicly traded companies which constitute the Engineering and Construction industry group on Standard & Poor's S&P 500 Index. The shareholder return shown below for the historical periods may not be indicative of future performance.

                           INDEXED SHAREHOLDER RETURN
                             YEARS ENDING DEC 31ST


                                               Engineering &
      Year       American Eco      TSE 300     Construction
                                               S&P 500
      ----       ------------      -------     -------------
      1993            100            100            100
      1994             56            132             96
      1995             83            151            136
      1996            162            193            126
      1997            281            222            104
      1998             45            219             88

APPOINTMENT OF AUDITORS [PROPOSAL 2]

     Unless such authority is withheld, the persons named in the accompanying proxy intend to vote for the appointment of PricewaterhouseCoopers L.L.P., Certified Public Accountants, as auditors of the Corporation for the 1999 fiscal year and to authorize the directors to fix their remuneration. PricewaterhouseCoopers L.L.P. were first appointed the Corporation's auditors on May 7, 1997. A representative of PricewaterhouseCoopers L.L.P. is expected to be present at the Meeting, and he will have an opportunity to make a statement if he desires and will be available to respond to appropriate questions.

AMENDMENT TO STOCK OPTION PLAN [PROPOSAL 3]

     The Corporation has a stock option plan for the grant of options to its directors, officers, employees and consultants for the purchase of the Corporation's common shares (the "Plan"). The Plan as well as the rules of the TSE provide that any amendment to a stock option plan must be pre-cleared with the TSE and provide that if there is a proposal to increase the maximum number of shares issuable under the Plan, the same must be approved by a majority of the votes cast at a shareholders meeting.

     The Plan currently provides that 3,504,369 common shares are to be reserved for issuance pursuant to the exercise of options granted thereunder. As of March 1, 1999, an aggregate of 2,247,025 options to purchase common shares have been granted under the Plan. No options or other entitlements under the Plan have been granted subject to shareholder ratification. The proposed amendment will increase the number of common shares under the Plan by 837,667 common shares.

     As the Corporation currently has 21,710,180 issued and outstanding common shares and seeks to grant stock options from time to time as part of executives' and employees' compensation based on merit and to assist in the further growth of the Corporation, the Board is of the view that it is appropriate to authorize an amendment to the Plan to provide that the maximum number of common shares in the capital of the Corporation that may be reserved for issuance for all purposes thereunder shall be increased from 3,504,369 common shares to 4,342,036 common shares, subject to adjustment or increase of such number pursuant to the provisions of Article 8 of the Plan. Any common shares subject to a share option which for any reason is canceled or terminated without having been exercised shall again be available for grant under the amended Plan. Given that the Corporation has 21,710,180 issued and outstanding common shares, the rules of the TSE would allow the Plan to be amended to provide that the maximum number of common shares in the capital of the Corporation that may be reserved for issuance for all purposes thereunder be increased to 4,342,036 common shares. At this time, management of the Corporation has determined to increase the maximum number of common shares in the capital of the Corporation that may be reserved for issuance thereunder by 837,667 common shares.

     The Plan, as amended, provides that the maximum number of common shares which may be reserved for issuance to any one insider pursuant to share options under the amended Plan or any other share compensation arrangement may not exceed 5% of the common shares outstanding at the time of grant (on a non-diluted basis). The maximum number of common shares that may be reserved for issuance to insiders of the Corporation in the aggregate under the amended Plan or any other share compensation arrangement is limited to 10% of the common shares outstanding at the time of the grant (on a non-diluted basis).

     The Corporation will not provide financial assistance to participants under the Plan to facilitate the purchase of common shares, except on an ad hoc basis, as and when determined appropriate by the Board.

     The Corporation has no other share compensation plans or share arrangements in place and none are currently contemplated.

     The resolution approving the amendment to the Plan requires confirmation by a majority of the votes cast thereon at the Meeting. Additionally, the amendment to the Plan is subject to the prior approval of the TSE.

     The text of the resolution to be submitted to Shareholders is set forth below.

NOW THEREFORE BE IT RESOLVED THAT:

1. Subject to receipt of requisite regulatory approval, including without limitation, the approval of The Toronto Stock Exchange, the Corporation's stock option plan for directors, officers, employees and consultants be and the same is hereby amended to delete Article 4 therefrom and substitute therefor the following:

     4.   Shares Subject to the Plan

     4.1 Options may be granted in respect of authorized and unissued Shares provided that, subject to increase by the Board, the receipt of the approval of the Exchange and the approval of shareholders of the Corporation, the maximum aggregate number of Shares reserved by the Corporation for issuance and which may be purchased upon the exercise of all Options shall not exceed 4,342,036 being the sum of: (i) 2,095,011 Shares granted under this Plan, subject to adjustment or increase of such number pursuant to the provisions of Article 8; plus
          (ii) such number of Shares as are subject to outstanding Options under Share Compensation Arrangements as of the date of adoption of this Plan (as amended) which are canceled or otherwise terminated without exercise provided such number of Shares shall not exceed 2,247,025 Shares. Shares in respect of which Options are not exercised shall be available for subsequent Options under the Plan. No fractional Shares may be purchased or issued under the Plan."

2. Any one director or officer of the Corporation be and he is hereby authorized and directed to do all such acts and things and to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances as in his opinion may be necessary or desirable to give effect to this resolution.

APPROVAL OF PRIVATE PLACEMENTS [PROPOSAL 4]

     In order for the Corporation to raise funds to expand its business services, the Corporation may require further funding which would be raised pursuant to one or more private placements.

     Shareholders are being asked to approve a resolution authorizing the Board to enter into one or more private placements in the 12 month period following the Meeting to issue additional securities to subscribers who are at arm's length to the Corporation. Pursuant to the rules adopted by the TSE (and in particular, paragraph 620 of the TSE Company Manual) shareholder approval is required for issuances of securities by private placement of more than 25% of the number of shares which are currently outstanding (on a non-diluted basis) in any six month period. Accordingly, it is prudent to have authority for such private placements at the present time to save the time and expense of seeking shareholder approval at future special meetings of shareholders.

     It is not the intention of management to issue the entire number of securities authorized pursuant to the proposed resolution. Private placements will be negotiated only if management believes the subscription price is reasonable in the circumstances and if funds are required by the Corporation to expand its activities. The issuance of securities pursuant to these private placements will not materially affect control of the Corporation, however, such issuances may be anti-dilutive to current shareholders and could have an anti-takeover effect. Each such private placement will be made in accordance with applicable laws and rules of the TSE, which require the approval of the TSE prior to completion of each individual private placement. These rules provide that private placements must be priced at the closing price of the common shares on the day of the notice of private placement, subject to prescribed discounts.

     Warrants may accompany common shares issued under the private placement, where such warrants are priced at or above market and do not exceed the number of common shares issued under the private placement.

     The Nasdaq rules requiring shareholder approval of certain private placements by Nasdaq National Market issuers, such as the Corporation, apply only on a transaction specific basis. Therefore, approval of this proposal will not also constitute approval of those future private placements by the Corporation which are subject to Nasdaq shareholder approval rules.

     Shareholders are being asked to pass a resolution authorizing additional private placements which would take place within one year of the date of this Circular. Such future private placements will be subject to the following terms:

1. All of the private placement financings will be carried out in accordance with the guidelines-of the TSE and specifically in accordance with paragraphs 619 and 622 of the Manual, copies of which are annexed hereto as Schedule "A".

2. Such future private placements would not result in additional shares of the Corporation being issued in an amount exceeding the current number of issued and outstanding shares (in the aggregate) of the Corporation.

3. Any of the future private placements would be substantially at arm's length and would not materially affect control of the Corporation.

     The resolution approving future private placements requires confirmation by a majority of the votes cast thereon at the Meeting.

      The text of the resolution to be submitted to shareholders is set forth below.

NOW THEREFORE BE IT RESOLVED THAT:

1. The directors of the Corporation be and they are hereby authorized and directed to arrange from time to time, additional private placements in the capital of the Corporation, subject to the following terms:

     (a) All private placement financings will be carried out by the Corporation in accordance with the guidelines of The Toronto Stock Exchange and specifically paragraphs 619 and 622 of The Toronto Stock Exchange Company Manual.

     (b) The future private placements will not result in additional shares of the Corporation being issued in an amount exceeding the current number of issued and outstanding shares in the aggregate of the Corporation (i.e. 21,710,180 common shares).

     (c) Any of the future private placements would be substantially at arm's length and would not materially affect control of the Corporation.

2. Any one director or officer of the Corporation be and he is hereby authorized and directed to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances and to do all such acts and things as in his opinion may be necessary or desirable to give effect to this resolution.

SHAREHOLDER PROPOSALS

     December 20, 1999 is the date by which proposals of shareholders pursuant to the Securities and Exchange Commission proxy rules intended to be presented at the 2000 Annual and Special Meeting of Shareholders must be received by the Corporation for inclusion in the Corporation's management information circular relating to the 2000 Meeting.

EXPENSES OF SOLICITATION

     The total cost of this solicitation will be borne by the Corporation. In addition to use of the mails, proxies may be solicited by officers and regular employees of the Corporation personally and by telephone or facsimile, and by a proxy soliciting firm retained by the Corporation. The Corporation may reimburse persons holding shares in their own names or in the names of the nominees for expenses they incur in obtaining instructions from beneficial owners of such shares.

OTHER MATTERS

     A copy of the Annual Report of the Corporation for the fiscal year ended November 30, 1998 including financial statements, is enclosed herewith. THE CORPORATION WILL PROVIDE WITHOUT CHARGE TO ANY PERSON SOLICITED HEREBY, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED NOVEMBER 30, 1998 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO INVESTMENT RELATIONS DEPARTMENT AT THE CORPORATION, AT 11011 JONES ROAD, HOUSTON, TEXAS 77070.

     The Board knows of no other business to be presented at the Meeting, but if other matters do properly come before the Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their best judgment.

DIRECTORS' APPROVAL

     The contents of this Circular and the sending thereof have been approved by the Board.


                                              By order of the board of directors


                                              /s/ J.C. Pennie
                                              ----------------------------------
                                              J.C. Pennie
                                              Chairman of the Board


April 16, 1999

                                  SCHEDULE "A"

PRICE

619. The Exchange will not accept an issuance of securities by way of private placement unless all of the following conditions are met: (For the purposes of this Section, a private placement of unlisted convertible securities shall be deemed to be a private placement of the underlying listed securities at a price equal to the lowest possible conversion price.)

     (a) The listed company must give the Exchange's Listings & Distributions Division written notice of the proposed private placement. The notice should be in the form of a Notice of a Proposed Private Placement (APPENDIX D-29 TO D-31), accompanied by a covering letter. The date on which notice shall be deemed to be given (the "Date of Notice") shall be, in the case of a notice that is mailed, the date on which the notice is deposited in a post office or public letter box. During periods of postal disruption, listed companies shall be expected to use alternative means of effecting prompt delivery.

     (b) The price per security must be lower than the closing market price of the security on The Toronto Stock Exchange on the trading day prior to the Date of Notice (the "Market Price"), less the applicable discount as follows:

                     MARKET PRICE MAXIMUM DISCOUNT THEREFROM

                        $0.50 or less                  25%
                        $0.51 to $2.00                 20%
                        Above $2.00                    15%

     (c) Subject to paragraph (e), within 30 days from the Date of Notice, the listed company must file with the Exchange's Listings & Distributions Division a Private Placement Questionnaire and Undertaking (Form P1 - Appendix D-2 and D-3) completed by each proposed purchaser, and all other documentation requested by the Exchange.

     (d) The transaction must not close and the securities must not be issued prior to acceptance thereof by the Exchange and, subject to paragraph
          (e), not later than 45 days from the Date of Notice.

     (e) An extension of the time period prescribed in paragraph (c) or (d) may be granted in justifiable circumstances, provided that a written request for an extension is filed with the Exchange's Listings & Distributions Division in advance of the expiry of the 30-day or 45-day period, as the case may be.

     (f) The listed company must give the Exchange immediate notice in writing of the closing of the transaction.

WARRANTS

622. Warrants to purchase listed securities may be issued to a private placement purchaser if:

     (a) the listed company satisfies the Exchange that the warrants and the provisions attaching to them are essential to the proposed financing; and

     (b)  all of the following conditions are met:

          (i) If the securities purchased initially by the private places are listed securities, the warrants must not entitle the holder to purchase a greater number of listed securities than the number of securities purchased initially. If the securities purchased initially are convertible into listed securities, the warrants must not entitle the holder to purchase a greater number of listed securities than the number of securities issuable upon conversion of the securities purchased initially. If the securities purchased initially are neither listed securities nor convertible into listed securities, the warrants must not entitle the holder to purchase a greater number of listed securities than the number obtained by dividing the initial proceeds of the private placement by the Market Price per security as defined in
               Section 619.

          (ii) The warrant exercise price must not be less than the Market Price, as defined in Section 619 (i.e. with no discount). The procedure set out in paragraphs (a), (c), (d), (e) and (f) of
               Section 619 must be followed in this regard, the "price" being the warrant exercise price for this purpose.

          (iii)The warrants must be exercisable during a period not extending beyond five years from the date of the closing of the private placement transaction.


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

                    FORM OF PROXY SOLICITED BY THE MANAGEMENT
                           OF AMERICAN ECO CORPORATION
                    FOR USE AT AN ANNUAL AND SPECIAL MEETING
                          OF SHAREHOLDERS TO BE HELD ON
                             THURSDAY, MAY 20, 1999

The undersigned shareholder of AMERICAN ECO CORPORATION (the "Corporation") hereby appoints Michael E. McGinnis, the President and Chief Executive Officer of the Corporation, or J.C. Pennie, the Chairman of the Corporation, or in lieu of the foregoing, ___________________________ to attend and vote on behalf of the undersigned at the Annual and Special Meeting of Shareholders of the Corporation to be held on the 20th day of May, 1999 and at any adjournments thereof.

The undersigned specifies that all of the voting shares owned by him and represented by this form of proxy shall be:

               (1)  VOTED FOR              ( )
                    WITHHELD  FROM  VOTING ( )
                    in respect of the election of all nominees; Barry Cracower, William A. Dimma, Hon. Donald R. Getty, Michael E. McGinnis and J. C. Pennie;


                    ----------------------------------
                    (Instruction: to withhold authority to vote for any nominee or nominees, write such nominee's name on the space provided above.)

               (2)  VOTED FOR            ( )
                    WITHHELD FROM VOTING ( )
                    in respect of the appointment of auditors and authorizing the directors to fix their remuneration;

               (3)  VOTED FOR ( )
                    AGAINST   ( )
                    the approval of an amendment to the Corporation's stock option plan;

               (4)  VOTED FOR ( )
                    AGAINST   ( )
                    the approval of the issuance of additional common shares in the capital of the Corporation by way of private placements, as may be deemed necessary by the directors, from time to time; and

               (5) VOTED on such other business as may properly come before the Meeting or any adjournments thereof;

                    hereby revoking any proxy previously given.

                    DATED this           day of              , 1999.
                               ---------        -------------



                    ---------------------------------------
                    SIGNATURE OF SHAREHOLDER



                    ---------------------------------------
                    NAME OF SHAREHOLDER (PLEASE PRINT)

                    IF ANY AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING ARE PROPOSED AT THE MEETING OR ANY ADJOURNMENTS THEREOF OR IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON SUCH AMENDMENTS OR VARIATIONS ON SUCH OTHER MATTERS ACCORDING TO THE BEST JUDGEMENT OF THE PERSON VOTING THE PROXY AT THE MEETING OR ANY ADJOURNMENTS THEREOF.


Notes:

1. This form of proxy must be dated and signed by the appointor or his attorney authorized in writing or, if the appointor is a body corporate, this form of proxy must be executed by an officer or attorney thereof duly authorized.

2. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OR ANY ADJOURNMENTS THEREOF OTHER THAN THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY. SUCH RIGHT MAY BE EXERCISED BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED THEREIN AND BY INSERTING IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE THE NAME OF THE DESIRED PERSON OR BY COMPLETING ANOTHER FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE COMPLETED AND EXECUTED PROXY TO THE REGISTERED OFFICE OF THE CORPORATION OR ITS TRANSFER AGENT PRIOR TO THE CLOSE OF BUSINESS ON THE SECOND BUSINESS DAY PRECEDING THE DAY OF THE MEETING OR ANY ADJOURNMENTS THEREOF.

3. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR AND SUBJECT TO SECTION 114 OF THE BUSINESS CORPORATIONS ACT, ONTARIO WHERE A CHOICE IS SPECIFIED, THE SHARES SHALL BE VOTED ACCORDINGLY AND WHERE NO CHOICE IS SPECIFIED, THE SHARES SHALL BE VOTED FOR THE MATTERS REFERRED TO IN ITEMS (3) AND (4). WHERE NO SPECIFICATION IS MADE TO VOTE OR WITHHOLD FROM VOTING IN RESPECT OF THE ELECTION OF DIRECTORS OR THE APPOINTMENT OF AUDITORS, THE SHARES WILL BE VOTED FOR.

4. Proxies to be used at the Meeting or any adjournments thereof must be received at the registered office of the Corporation or its transfer agent prior to the close of business on the second business day preceding the day of the Meeting or any adjournments thereof.

5. Please date the proxy. If not dated, the proxy shall be deemed to be dated on the date on which it is mailed.

6.   This proxy ceases to be valid one year from its date.

7. If your address as shown is incorrect, please give your correct address when returning this proxy.

PLEASE RETURN THE FORM OF PROXY,
IN THE ENVELOPE PROVIDED FOR
THAT PURPOSE TO:
                                            THE CIBC MELLON TRUST COMPANY
                                            200 Queen's Quay East
                                            Unit 6
                                            Toronto, Ontario
                                            M5A 4K9

                                            Attention:  Proxy Department
                                            Fax No.:  (416) 368-2502


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